SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 15, 2001


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


   United States                 333-32591                    58-1897792
   -------------                 ---------                    ----------
  (State or other               (Commission                  (IRS Employer
   jurisdiction                  File No.)                Identification No.)
 of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                   30144
---------------------------------------------                   ------
  (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5              Other Events.
                    -------------

                    The registrant distributed the Certificateholders  Statement
                    for  the  month  of  April   2001  to  the   Series   1997-2
                    Certificateholders on May 15, 2001.

                    The registrant distributed the Certificateholders  Statement
                    for  the  month  of  April   2001  to  the   Series   1998-1
                    Certificateholders on May 15, 2001.




                                      - 1 -


     Item 7(c).     Exhibits.
                    ---------

                    The  following  is filed as an exhibit to this report  under
                    Exhibit 28:

          99.1 Series 1997-2 Certificateholders Statement for the month of April 2001.

          99.2 Series 1998-1 Certificateholders Statement for the month of April 2001.






                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             FNANB CREDIT CARD
                             MASTER TRUST


                             By:       FIRST NORTH AMERICAN
                                       NATIONAL BANK, as
                                       Transferor and Servicer


                             By:
                                       ----------------------------------------
                                       Michael T. Chalifoux
                                       Chairman of the Board





Date:      May 15, 2001

                                       -2-

















                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         FNANB CREDIT CARD MASTER TRUST

                                INDEX TO EXHIBITS



Exhibit
Number   Exhibit


99.1     Series 1997-2 Certificateholders Statement for the month of April 2001.


99.2     Series 1998-1 Certificateholders Statement for the month of April 2001.